Pennsylvania Avenue Funds

Pennsylvania Avenue Event-Driven Fund
260 Water Street, #3C
Brooklyn, NY 11201-1290
1-888-642-6393

Special Meeting of Shareholders to be held June 4, 2010

Dear Shareholder:

Your Board of Trustees has called a Special Meeting of Shareholders (the “Special Meeting”) of the Pennsylvania Avenue Funds (the “Trust”), which is scheduled for 10:00 a.m., Eastern time, on June 4, 2010 at the offices of Quaker Funds, Inc., 309 Technology Drive, Malvern, PA.

The Board of Trustees of  the Trust recommends that the Pennsylvania Avenue Event-Driven Fund (the “Event-Driven Fund”) be combined with the Quaker Event Arbitrage Fund (the “Quaker Fund”), a series of the Quaker Investment Trust, in a tax-free reorganization (the “Reorganization”).  No sales charges or redemption fees will be imposed in connection with the Reorganization.

You are being asked to vote to approve an Agreement and Plan of Reorganization.  If approved by shareholders, you will become a shareholder of the Quaker Fund on the date that the Reorganization occurs.  The accompanying document describes the proposed transaction and compares the strategies and expenses of Quaker Fund for your evaluation.

The Quaker Fund is a newly created fund with investment objectives, strategies and policies that are substantially similar to the Event-Driven Fund.  The portfolio manager that currently manages the Event-Driven Fund will continue to manage the portfolio as portfolio manager to the Quaker Fund using the same investment approach.

After careful consideration, the Board of Trustees of the Trust unanimously approved the Reorganization and recommends that each Event-Driven Fund shareholder vote “FOR” the Reorganization.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed.  Your vote is very important to us regardless of the number of shares of the Event-Driven Fund that you own.  Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly.  It is important that your vote be received by no later than the time of the Special Meeting on June 4, 2010.  You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.  If you have any questions before you vote, please contact the Trust by calling toll-free 1-888-642-6393.  We will get you the answers that you need promptly.

In addition to voting by mail you may also vote by either telephone or via the Internet as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the 1-800 number that appears on your proxy card.	(2) Go to the website address printed on your proxy card.

(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet by using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings.  We have provided pre-addressed return envelopes for each, which require no postage if mailed in the United States.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Thomas Kirchner
President

Pennsylvania Avenue Funds

Pennsylvania Avenue Event-Driven Fund
260 Water Street, #3C
Brooklyn, NY 11201-1290
1-888-642-6393

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF THE PENNSYLVANIA AVENUE FUNDS

To Be Held on June 4, 2010

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Event-Driven Fund, a series of the Pennsylvania Avenue Funds, will be held at the offices of Quaker Funds, Inc., 309 Technology Drive, Malvern, PA on June 4, 2010, at 10:00 a.m., Eastern time.

At the Special Meeting you will be asked to consider and approve the following proposals:

(1)           To approve or disapprove the Agreement and Plan of Reorganization, providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Pennsylvania Avenue Event-Driven Fund, in exchange for shares of beneficial interest of the Quaker Event Arbitrage Fund (the “Reorganization”); and (ii) the subsequent liquidation of the Pennsylvania Avenue Event-Driven Fund and the Pennsylvania Avenue Funds; and;

(2)           To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

You may vote at the Special Meeting if you are the record owner of shares of the Event-Driven Fund as of the close of business on April 26, 2010 (the “Record Date”).  If you attend the Special Meeting, you may vote your shares in person.  If you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or follow the instructions on the proxy card in order to vote by telephone or Internet as soon as possible.

Your vote is very important to us. If you have any questions, please contact Okapi Partners for additional information by calling toll-free 1-877-869-0171.

By order of the Board of Trustees

Thomas Kirchner
President

May 20, 2010

PROXY STATEMENT/PROSPECTUS

May 20, 2010

PENNSYLVANIA AVENUE FUNDS

Pennsylvania Avenue Event-Driven Fund

260 Water Street, #3C
Brooklyn, NY 11201-1290
1-888-642-6393

PROSPECTUS FOR:

Quaker Investment Trust

Quaker Event Arbitrage Fund

309 Technology Drive
Malvern, PA 19355
1-888-220-8888

INTRODUCTION

This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Pennsylvania Avenue Funds, a Delaware statutory trust (the “Pennsylvania Avenue Trust” or “Acquired Fund Trust”), of which the Pennsylvania Avenue Event-Driven Fund (the “Event-Driven Fund” or “Acquired Fund”) is a separate investment series, for a Special Meeting of Shareholders (the “Special Meeting”).  The Special Meeting will be held at the offices of Quaker Funds, Inc., 309 Technology Drive, Malvern, PA, on June 4, 2010, at 10:00 a.m., Eastern time.  As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization (the “Reorganization”) of the Event-Driven Fund into the Quaker Event Arbitrage Fund (the “Quaker Fund” or “Surviving Fund”), which is a series of the Quaker Investment Trust, a Delaware statutory trust (the “Quaker Trust”).

Because shareholders of the Event-Driven Fund are being asked to approve the Agreement and Plan of Reorganization (the “Plan”) that will result in transactions in which those shareholders will ultimately hold shares of the Quaker Fund, this Proxy Statement/Prospectus also serves as a Prospectus for the Quaker Fund.

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Agreement and Plan of Reorganization.  A Statement of Additional Information (“SAI”) relating to this Proxy Statement/Prospectus, dated May 20, 2010, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated herein by reference.  You may receive a copy of the SAI without charge by contacting the Pennsylvania Avenue Funds at 260 Water Street, #3C, Brooklyn, NY 11201-1290, or calling toll free 1-888-642-6393.

i

For more information regarding the Event-Driven Fund, see the prospectus and SAI dated May 14, 2010, which have been filed with the SEC and which are incorporated herein by reference.  The annual and semi-annual reports of the Event-Driven Fund for the fiscal periods ended June 30, 2009 and December 31, 2009, respectively, which highlight certain important information such as investment results and financial information and which have been filed with the SEC, are incorporated herein by reference.  You may receive copies of the prospectuses, SAI and shareholder reports mentioned above without charge by contacting the Pennsylvania Avenue Funds at 260 Water Street, #3C, Brooklyn, NY 11201-1290, or calling toll free 1-888-642-6393.

The Quaker Fund is a newly created fund and is not yet operational.  You may receive copies of the prospectus and SAI, both dated May 7, 2010 without charge by contacting the Quaker Fund, c/o U.S. Bancorp Fund Services, LLC, PO Box 701, Milwaukee, WI 53201-0701 or calling toll free 1-800-220-8888.

You can copy and review information about the Event-Driven Fund and the Quaker Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090 or 1-800-SEC-0330. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-0102.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ii

TABLE OF CONTENTS

SYNOPSIS	1
The Reorganization	1
Comparison of the Investment Objectives and Strategies of the Funds	1
Comparison of Acquired Fund and Pro Forma Surviving Fund Fees and Expenses	2
Expense Examples	2
Comparison of Sales Load and Distribution Arrangements	2
Comparison of Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions, and Pricing	2
PRINCIPAL RISK FACTORS	7
INFORMATION ABOUT THE REORGANIZATION	8
Material Features of the Plan	8
Reasons for the Reorganization	9
Federal Income Tax Consequences	10
Shareholder Rights, Description of the Securities to be Issued	11
ADDITIONAL INFORMATION ABOUT THE SURVIVING FUND AND THE ACQUIRED FUND	12
Comparison of Portfolio Management	12
Comparison of Fundamental Investment Policies	13
Performance Information	14
ADDITIONAL INFORMATION	14
Investment Adviser	14
Principal Underwriter	15
Fund Administration and Transfer Agency Services	15
Custodians	15
Independent Registered Public Accounting Firm	15
FINANCIAL HIGHLIGHTS	16
GENERAL INFORMATION	16
Solicitation of Votes	16
Quorum	17
Vote Required	17
Effect of Abstentions and Broker “Non-Votes”	17
Adjournments	17
Record Date and Outstanding Shares	17
PRINCIPAL SHAREHOLDERS	17
APPENDIX A	A-1
Form of Agreement and Plan of Reorganization
APPENDIX B	B-1
Management’s Discussion of Acquired Fund’s Performance

iii

SYNOPSIS
The Reorganization
The Reorganization involves the transfer of all of the assets and liabilities of the Acquired Fund to the Surviving Fund in exchange for Class A Shares of the Surviving Fund.  The transfer of assets by the Acquired Fund will occur at their then-current market value, as determined in accordance with the Acquired Fund’s valuation procedures.  Class A Shares of the Surviving Fund will be distributed to shareholders of the Acquired Fund in exchange for their Investor Class shares of the Acquired Fund.  After completion of the Reorganization, each shareholder of the Acquired Fund will own Class A Shares of the Surviving Fund equal in value to the current net asset value per share (“NAV”) of such shareholder’s shares of the Acquired Fund.  Additionally, after the completion of the Reorganization, the Acquired Fund and the Pennsylvania Avenue Trust will be liquidated and their registration under the Investment Company Act of 1940, as amended (the “1940 Act”), will be terminated.  The Pennsylvania Avenue Trust will also be dissolved under Delaware state law.

The Reorganization is intended to be a tax-free transaction for federal income tax purposes.  This means that shareholders of the Acquired Fund will become shareholders of the Surviving Fund without realizing any gain or loss for federal income tax purposes.  This also means that the Reorganization will be a tax-free transaction for the Surviving Fund.

The implementation of the Reorganization is subject to a number of conditions set forth in the Plan.  Among the more significant conditions is the receipt by the Funds of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the Funds and their shareholders for federal income tax purposes, as described further below. The Acquired Fund does not expect to sell securities held in the portfolio in connection with effectuating the Reorganization.  For more information about the Reorganization, see “Information About the Reorganization” below.

Quaker Funds, Inc., the Quaker Fund’s investment adviser, has undertaken to bear and pay all expenses related to the proxy solicitation.

For the reasons set forth below under “Information about the Reorganization – Reasons for the Reorganization,” the Board of Trustees, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, (the “Independent Trustees”), has concluded that the Reorganization would be in the best interests of the Event-Driven Fund, and therefore has submitted the Plan for approval to you, the shareholders of the Event-Driven Fund.  The Board recommends that you vote FOR the Reorganization.

Comparison of the Investment Objectives and Strategies of the Funds
The Acquired Fund seeks to provide capital growth by engaging in investment strategies related to corporate “events,” such as mergers, reorganizations, bankruptcies or proxy fights.  The Surviving Fund seeks to provide long-term growth of capital.  Although stated differently, both Funds’ principal investment objective is to seek capital growth.

The Acquired Fund and the Surviving Fund pursue identical investment strategies.  Both Funds seek to achieve their goals by investing in companies that are undergoing corporate events, such as mergers, reorganizations, bankruptcies or proxy fights, or whose securities are believed to be mispriced.  Each Fund generally uses the following strategies to invest in companies undergoing such corporate events.  The Funds’ portfolio manager may engage in short sales, which is a form of leverage, when implementing these strategies.

•	Merger arbitrage: The Fund invests in the securities of companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).  After the announcement of such a corporate reorganization, securities of the target typically trade at less than the full value implied by the transaction.  This discount reflects uncertainty about the completion of the corporate reorganization and its timing.  A variety of strategies can be employed to take advantage of this discount.

Merger Arbitrage is sometimes referred to as quasi-arbitrage because unlike some other forms of arbitrage it is not a risk-free form of arbitrage.  When investing in Merger Arbitrage, the Fund retains the risk that the corporate reorganization is not completed.  This risk is also referred to as “Event Risk,” the event that the merger is not completed.  The portfolio manager expects that it is not directly related to the movements in the overall market.  Especially during large dislocations in the overall market it is expected that the number of reorganizations that are not completed increases.  However, the portfolio manager believes that market movements are not the principal determinant for the successful completion of a merger.

More specifically, the risk in Merger Arbitrage is primarily the event of non-consummation of the announced merger. The following a non-comprehensive list of why a merger may not be completed:

o	Financing for the transaction may not be available;

o	Anti-trust authorities may block a transaction;

o	The economic environment can change, making the merger less appealing;

o	Fraud or other misrepresentations can be discovered;

o	A spoiler bidder can intervene (a.k.a. “white knight”);

o	Parties to the merger may invoke a material adverse change or other clause in the merger agreement to terminate the merger.

The portfolio manager weighs these risks against the profit opportunity in each Merger Arbitrage investment.

•
Capital structure arbitrage: Many companies issue different types of securities in addition to equity securities, and sometimes issue different types of equity securities.  Capital structure arbitrage involves investing in two different types of securities issued by the same company if they are believed to be mispriced relative to each other.  Typically, one of these securities is purchased, while the other is sold short.

The securities typically differ in their voting rights, dividend or interest rates and rights, liquidation preference, liquidity in the financial markets, seniority or other factors.  The portfolio manager forms an opinion of how these factors should influence the relative value of the securities.  In forming this opinion, the portfolio manager may reference historical trading information, the trading of similar securities issued by the same issuer, terms and trading of comparable securities issued by other issuers, or other statistical or judgmental factors.

Profits can be expected if the security sold short depreciates faster than the security purchased, or if the security acquired increases faster than the security sold short.  In addition, the cost of carry of the position will also affect its profitability.  Cost of carry refers to the difference between any revenues received and any costs incurred in connection with maintaining the long and short positions, such as borrowing costs, dividends or interest paid or received, or interest received on the cash proceeds received from the short sale.  In many arbitrage investments the aggregate costs exceed revenues resulting in a net cost to maintain the arbitrage position.  Under some circumstances, the cost of carry may be positive so that there is a net benefit to maintaining the position.

For example, the Fund may purchase one type of preferred stock of an issuer while selling short another type of preferred stock of the same issuer.  The profit or loss realized by the Fund will depend on the relative price performance of the two securities as well as their relative dividends rates.

The Fund may also implement statistical models to determine the relative value of different securities of an issuer.  If such a model suggests that one security is overpriced relative to another, the Fund will sell short the overvalued security and purchase the undervalued security.  Statistical models rely on historical quantitative data as well as assumptions about the stability of the historical properties of this data in the future, as well as certain judgments about the future.

The Fund may use derivative securities to implement its capital structure arbitrage strategy.  For example, the Fund may invest in credit default swaps or other derivatives in lieu of investing in debt instruments.  Moreover, the Fund may seek to arbitrage such derivatives against the underlying instruments.

•
Distressed securities investments: The Fund invests in distressed securities, which are securities of companies that are in or believed to be near bankruptcy or whose securities are otherwise undergoing extreme financial situations that put the continuation of the issuer as a going concern at risk.  Distressed securities include below investment grade securities.

•
Proxy fight investments:The Fund invests in securities of issuers that in the opinion of the portfolio manager may become subject to a change of control fight.  There are typically proxy fights by minority investors seeking to have their representatives elected to the board of trustees, often with the intention of replacing existing management or selling the company.  Profits are expected from the eventual success of the new board of trustees in increasing the company’s value.  The Fund may invest with the intention of participating actively in the change of control, or staying passive.  Although some of the companies the Fund targets as a “proxy fight investment” may be considered potential candidates for a merger takeover, proxy fights differ from merger arbitrage in that no concrete acquisition may have been proposed yet, and may not be proposed in the future.

It is anticipated that the Fund will generally support dissident proposals, as these are most likely to lead to the goal of the Fund to see the company sold or have its value maximized through other means.  If the Fund decides to remain passive it is anticipated that it will vote its shares in its best interest, which will typically mean that it will support any action that leads to a sale of the company.  If the Fund participates actively in a proxy contest for a change of control it may employ one or several of a variety of techniques.  The Fund may address a letter to the board of directors and/or management privately or make such letter available publicly, for example as an exhibit to a filing on Schedule 13D or Form 14A.  The Fund may submit proposals to the shareholder meeting, call for a special meeting of shareholders, or nominate its own candidates to the board of directors of the company.

If the Fund is deemed to be a participant of a group that seeks to influence management, the Fund may be required to make filings with the SEC.  Its ability to acquire additional shares or sell shares, for example in the case of redemption requests received from investors, may be restricted.

Comparison of Acquired Fund and Pro Forma Surviving Fund Fees and Expenses
The following table sets forth: (i) the fees and expenses of the Acquired Fund as of December 31, 2009; and (ii) the estimated fees and expenses of the Class A Shares of the Surviving Fund on a pro forma basis after giving effect to the Reorganization, based on pro-forma combined assets as of December 31, 2010.  (The fees and expenses for the Surviving Fund are not shown because it had not commenced operations as of the date of this Proxy Statement/Prospectus.)

	PA Avenue Event-Driven Fund		Pro Forma –Quaker Event Arbitrage Fund (Class A Shares) after Reorganization
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None		5.50%1
Redemption Fee (for shares held less than 90 days)		2.00		None
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Investment Advisory Fees		1.00%		1.30%
Distribution (12b-1) Fees		0.25%		0.25%
Dividend expense on securities sold short	0.41%		None
Other Expenses	2.22%		0.34%
Total other expenses		2.63%		0.34%
Acquired Fund Fees and Expenses2		0.03%		0.03%
Total Annual Fund Operating Expenses		3.91%		1.92%

1
The front-end sales charge will be waived for all Acquired Fund shareholders receiving Surviving Fund shares in connection with the Reorganization and any future purchases of Class A Shares of the Surviving Fund made by shareholders of the Acquired Fund, including reinvested dividends.

2
The “Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets in the Acquired Fund’s Financial Highlights, which reflect operating expenses and do not include “Acquired Fund Fees and Expenses.”  Acquired Fund Fees and Expenses for the Surviving Fund are based on estimated amounts for the current fiscal year.

Expense Examples
The following Expense Examples are intended to help you compare the cost of investing in the Event-Driven Fund with the cost of investing in the Quaker Fund.  Each Example assumes that you invest $10,000 in each Fund for the time period indicated and then redeem all of your shares at the end of those periods.  Each Example also assumes that your investment has a 5% return each year.  These are examples only, and do not represent future expenses, which may be greater or less than those shown below.

	1 Year	3 Years	5 Years	10 Years

Event-Driven Fund	$353	$1,074	$1,817	$3,774
Pro Forma – Quaker Fund after Reorganization1	$734	$1,120	$1,530	$2,670

1
The pro forma expense example shown above does not reflect the waiver of the Class A Shares front-end sales load for Acquired Fund shareholders who will receive Surviving Fund shares in connection with the Reorganization.  If the pro forma expense example reflected the waiver of the Class A Shares front-end sales load for Acquired Fund shareholders, the 1 year, 3 years, 5 years, and 10 years expenses would be as follows:  $195; $603; $1,037; and $2,243, respectively.

The projected post-Reorganization pro forma Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that certain fixed costs involved in operating the Acquired Fund will be eliminated.  Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Surviving Fund’s assets, many of which are beyond the control of the Surviving Fund, Quaker Funds, Inc., the Surviving Fund’s investment adviser (the “Manager”), and Pennsylvania Avenue Advisers LLC (“Pennsylvania Avenue Advisers”).

Comparison of Sales Load and Distribution Arrangements
The Acquired Fund currently offers one class of shares, the Investor Class, which does not charge a front-end sales load at the time of purchase or a contingent-deferred sales load at the time of redemption.

The Surviving Fund offers three classes of shares:  Class A, Class C, and Institutional Class.  The Surviving Fund’s Class A Shares charge a front-end load of 5.50% at the time of purchase.  This load will be waived for the Acquired Fund shareholders who receive Class A Shares of the Surviving Fund in connection with the Reorganization.  The front-end sales load applicable to Class A Shares of the Surviving Fund will not be charged for the shares received in the Reorganization or for future purchases of shares of the Surviving Fund made by shareholders of the Acquired Fund.

The Surviving Fund’s Class C Shares do not charge front-end or contingent deferred sales loads.  The Surviving Fund’s Class A and Class C Shares have each adopted plans pursuant to Rule 12b-1 under the 1940 Act.  Pursuant to the plans, the Class A and Class C Shares of the Surviving Fund may pay certain third parties fees at an annual rate of up to 0.25% and 1.00%, respectively, of their average daily net assets for the provision of distribution and/or shareholder support services.  The Surviving Fund’s Institutional Class Shares do not charge front-end or contingent deferred sales loads, and have not adopted a plan pursuant to Rule 12b-1.

Comparison of Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions and Pricing
Procedures for purchasing and selling shares of the Surviving Fund are similar to those of the Acquired Fund.  The Surviving Fund also permits shareholders to exchange shares of the Surviving Fund with other funds of the Quaker Trust.  Both Funds permit the purchase of shares through the mail, by wire transfer, or through a financial intermediary.  However, the Acquired Fund requires a minimum initial investment of $2,500.  The Surviving Fund requires a minimum initial investment of $2,000 ($1,000 for qualified retirement accounts) and $100 for subsequent share purchases.

Generally, Quaker Fund shares may be exchanged for the same share class of any other Fund of the Quaker Trust without incurring any additional sales charges.  In addition, shareholders of Class A Shares of a Quaker Fund may exchange into Class A Shares of First American Prime Obligations Fund and Class C Shares of a Quaker Fund may exchange into Class C-A of First American Prime Obligations Fund, without incurring any additional sales charges (Class A Shares and Class C-A Shares of First American Prime Obligations Fund will be referred to herein as the “Money Market Account shares”).  Money Market Account shares are available only as an exchange option for Quaker Fund shareholders.  Money Market Account shares acquired through an exchange may be exchanged back into Quaker Fund shares without the imposition of an additional sales load.  An exchange involves the simultaneous redemption of shares of one fund of the Quaker Trust and purchase of shares of another fund of the Quaker Trust at each fund’s respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction.

Additionally, each Fund intends to pay out as dividends substantially all of its net income and capital gains annually.

The Funds determine their NAVs as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time).  For each share class of each Fund, the net asset value is determined by dividing the total net assets (i.e., assets minus liabilities) attributable to that share class by the number of outstanding shares for that class of shares.  Both Funds have adopted procedures for valuing portfolio assets when market quotations are not readily available.  These procedures provide that securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include, among other things: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods. The table below describes how each Fund prices its shares and values its portfolio securities.

Acquired Fund	Surviving Fund
Share Price. The price you will pay to buy Fund shares or the amount you will receive when you redeem your Fund shares is based on the NAV calculated after your order.
Share Price.  When you buy shares, you pay the “offering price” for the shares.  The “offering price” includes any applicable sales charge, and is determined by dividing the NAV by an amount equal to 1 minus the sales charge applicable to the purchase.  The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares.

Fair Valuation.  Securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.  Preference is given to valuation methods that use traded instruments as reference points.

Fair Valuation.  The Fund expects to price most of its securities based on the current market values.  Securities and assets for which market quotations are not readily available will be valued at fair value.  The Fund has adopted fair valuation procedures to value securities at fair market.  Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.

PRINCIPAL RISK FACTORS

The Acquired Fund and Surviving Fund are both subject to the following risks:

•	Merger arbitrage risks: Certain of the proposed reorganizations in which a Fund invests may be renegotiated or terminated, in which case losses may be realized.

•	Capital structure arbitrage risks: The perceived mispricing identified by a Fund’s adviser may not disappear or may even increase, in which case losses may be realized.

•
Distressed securities risks: Investment in distressed securities may be considered speculative and may present substantial risk of loss. Below investment- grade securities involve greater risks of default or downgrade and are more volatile than investment- grade securities. Additionally, below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in the issuer’s creditworthiness. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could adversely affect the market value of the securities.

•	Proxy fight risks: A proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.

•
Diversification risk: Each Fund is not a “diversified” fund, which means a Fund may allocate its investments to a relatively small number of issuers or to a single industry making it more susceptible to adverse developments of a single issuer or industry. As a result, investing in a Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

•
Management Risk:  The portfolio manager will apply its investment techniques and risk analyses in making investment decisions for a Fund, but there is no guarantee that its decisions will produce the intended result.

•
Leverage Risk: The use of leverage (e.g. borrowing) may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund's price may be more volatile than if no leverage were used.

•
Short Sale Risks: The Fund may seek to hedge investments or realize additional gains through short sales. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund buys the security sold short.

In addition, the Acquired Fund is subject to the following risks:

•
Debt Securities Risks: The value of fixed income securities held by the Fund generally will vary inversely in relation to changes in prevailing interest rates. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers.

INFORMATION ABOUT THE REORGANIZATION

Material Features of the Plan
The Plan sets forth the terms and conditions of the Reorganization.  Certain provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached as Appendix A to this Proxy Statement/Prospectus.

At the consummation of the Reorganization, which is expected to occur at the close of business on or about June 7, 2010 (the “Effective Time”), all of the assets and liabilities of the Acquired Fund’s Investor Shares will be transferred to the Surviving Fund in exchange for Class A Shares of the Surviving Fund, such that at and after the Effective Time, the assets and liabilities of the Acquired Fund will become the assets and liabilities of the Surviving Fund.  The transfer of assets by the Acquired Fund will occur at their then-current market value, as determined in accordance with the Acquired Fund’s valuation procedures and shares of the Surviving Fund to be issued to the Acquired Fund shall be valued at their then-current NAV determined in accordance with the Surviving Fund’s valuation procedures.  Class A Shares of the Surviving Fund will be distributed to shareholders of the Acquired Fund in exchange for the Acquired Fund.  After completion of the Reorganization, each shareholder of the Acquired Fund will own Class A Shares of the Surviving Fund equal in value to the current NAV of such shareholder’s shares of the Acquired Fund.  The front-end sales load applicable to Class A Shares of the Surviving Fund will not be charged for the shares received in the reorganization or for future purchases of shares of the Surviving Fund made by shareholders of the Acquired Fund.  Following the completion of the Reorganization, the Acquired Fund will be liquidated and the registration of the Pennsylvania Avenue Trust and the Acquired Fund under the 1940 Act will be terminated.

The Plan provides that the Acquired Fund’s Board of Trustees will declare a dividend or dividends, as necessary, with respect to the Acquired Fund prior to the Effective Time.  This dividend, together with all previous dividends, will have the effect of distributing to the shareholders of the Acquired Fund all undistributed ordinary income earned and net capital gains recognized up to and including the time at which the Acquired Fund’s NAV is determined for purposes of the Reorganization (the “Valuation Date”).  The shareholders of the Acquired Fund will recognize ordinary income and capital gain with respect to this distribution and such income and gain may be subject to federal, state and/or local taxes.

The stock transfer books of the Pennsylvania Avenue Trust with respect to the Acquired Fund will be permanently closed as of the close of business on the Valuation Date, which is the day immediately preceding the Effective Time.  Redemption requests received thereafter by the Pennsylvania Avenue Trust with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Surviving Fund issued pursuant to the Plan.  If any shares of the Acquired Fund are represented by a share certificate, the certificate must be surrendered to the Pennsylvania Avenue Trust’s transfer agent for cancellation before the Surviving Fund shares issuable to the shareholder pursuant to the Plan will be issued.  Any special options relating to a shareholder’s account in the Acquired Fund will transfer over to the Surviving Fund without the need for the shareholder to take any action.

The Reorganization is subject to a number of conditions, as set forth in the Plan.  The Pennsylvania Avenue Trust, by consent of its Board or an officer authorized by the Board, may waive any condition to the obligations of the Acquired Fund or the Surviving Fund under the Plan.  The Plan may be terminated, and the Reorganization abandoned, at any time prior to the Closing: (i) by mutual consent by the Pennsylvania Avenue Trust and the Quaker Trust; (ii) by the Quaker Trust if certain conditions have not been fulfilled, or waived by it; and (iii) by the Pennsylvania Avenue Trust if certain conditions have not been fulfilled, or waived by it.  The Plan provides further that the Plan may be amended only by mutual consent of the Pennsylvania Avenue Trust and the Quaker Trust in writing.

The Manager has undertaken to bear and pay all expenses related to the costs of legal and audit services in connection with the Reorganization, of printing and mailing this Proxy Statement/Prospectus, and of deregistering the Pennsylvania Avenue Trust with the SEC and terminating the Pennsylvania Avenue Trust under Delaware law.

Reasons for the Reorganization
The Acquired Fund’s Board considered the Reorganization at a meeting held on March 6, 2010, and approved the Plan.  In considering the Plan, the Board received information from representatives of the Quaker Trust and Pennsylvania Avenue Advisers detailing the Reorganization, including: (i) the specific terms of the Plan, including information regarding comparative expenses; (ii) the proposed plans for ongoing management, distribution and operation of the Surviving Fund; (iii) the management, financial position and business of the Manager and its affiliates; and (iv) the impact of the Reorganization on the Acquired Fund and its shareholders.  In approving the Reorganization, the Board of the Acquired Fund determined that (i) participation in the Reorganization is in the best interest of the Acquired Fund’s shareholders; and (ii) the interests of the Acquired Fund’s shareholders will not be diluted as a result of the Reorganization.

In making this determination, the Board of the Acquired Fund considered a number of factors.  It noted that the Acquired Fund remained small with an asset base of under $3 million as of December 31, 2009.  Since inception, the Acquired Fund’s expense ratio had been capped at 1.50% as a percentage of average daily net assets.  This cap was made possible by the willingness of Pennsylvania Avenue Advisers to waive its management fee, pay some of the Acquired Fund’s expenses, and reimburse the Acquired Fund for certain other expenses.  As a result, during the Acquired Fund’s existence, Pennsylvania Avenue Advisers has incurred significant losses and has indicated to the Acquired Fund’s Board that it was likely that it would not be able to continue to subsidize the Acquired Fund’s operating costs.  As a result, the Acquired Fund’s Board of Trustees concluded that if the Acquired Fund had to pay the full cost of its operations without Pennsylvania Avenue Advisers’ fee waivers and expense reimbursements, the Acquired Fund’s shareholders would have to pay significantly higher annual fund operating expenses, which could, in turn, make investment in the Acquired Fund unattractive.

In addition, the Board of the Acquired Fund considered the following factors:

•	The investment objectives, strategies and risks of the Acquired Fund and Surviving Fund are substantially similar;
•	The Acquired Fund’s portfolio manager will serve as the portfolio manager for the Surviving Fund;
•	The total expense ratio of the Surviving Fund is expected to be less than the total expense ratio of the Acquired Fund;
•	The future prospects of the Acquired Fund if the Reorganization were not effected, including the Acquired Fund’s continuing viability as a series of the Pennsylvania Avenue Trust;
•	Shareholders of the Acquired Fund will benefit from the enhanced services provided by industry-leading mutual fund service providers;
•	Shareholders of the Acquired Fund will have the opportunity to diversify into a broad range of investments through the exchange privilege with the other funds of Quaker

Trust;
•	Shareholders of the Acquired Fund will likely benefit from economies of scale as a result of the Manager’s efforts to increase the size of the Surviving Fund;
•	The Reorganization is intended to be tax-free for federal income tax purposes for shareholders of the Acquired Fund; and
•	The Acquired Fund’s shareholders will not bear any costs of the Reorganization.

Federal Income Tax Consequences
Each Fund intends to qualify as of the Effective Time as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, each of the Funds has been, and expects to continue to be, relieved of all or substantially all federal income taxes.  Consummation of the transaction is subject to the condition that the Pennsylvania Avenue Trust receive an opinion from Stradley Ronon Stevens & Young, LLP, subject to appropriate factual assumptions and customary representations, to the effect that for federal income tax purposes:

(i)           The acquisition by the Surviving Fund of all of the assets of the Acquired Fund in exchange for the Surviving Fund shares to be issued, as described in the Plan, and the assumption by Surviving Fund of the liabilities of Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Surviving Fund shares in complete liquidation of the Acquired Fund, should qualify as a reorganization, and the Acquired Fund and the Surviving Fund each will be a “party to the reorganization”;

(ii)           No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Surviving Fund in exchange solely for the Surviving Fund shares;

(iii)           No gain or loss will be recognized by the Surviving Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for voting shares of the Surviving Fund and the assumption by the Surviving Fund of the liabilities of the Acquired Fund;

(iv)           No gain or loss will be recognized by the Acquired Fund upon the distribution of the Surviving Fund shares to its shareholders in complete liquidation of the Acquired Fund (in pursuance of the Agreement);

(v)           The basis of the assets of the Acquired Fund received by the Surviving Fund will be the same as the basis of these assets to the Acquired Fund immediately prior to the exchange;

(vi)           The holding period of the assets of the Acquired Fund received by the Surviving Fund will include the period during which such assets were held by the Acquired Fund;

(vii)           No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares solely for voting shares (including fractional shares to which they may be entitled) of the Surviving Fund;

(viii)           The basis of the Surviving Fund shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the basis of the Acquired Fund shares exchanged therefor;

(ix)           The holding period of the Surviving Fund shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor; and

(x)           The Surviving Fund will succeed to and take into account, as of the date of the transfer the tax attributes of the Acquired Fund as if there had been no reorganization.

Neither the Pennsylvania Avenue Trust nor Quaker Trust has sought a tax ruling from the Internal Revenue Service (“IRS”).  The opinions of counsel are not binding upon the IRS or the courts.  If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the closing of a Reorganization, the Acquired Fund will distribute to its shareholders any undistributed income and gains to the extent required to avoid entity level tax or as otherwise deemed desirable.

Capital losses of a fund can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains, subject to an annual limitation if there is a more than 50% “change in ownership” of a fund.  If, as is anticipated, at the time of the closing of the Reorganization the Acquiring Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the Acquired Fund on a combined basis post-Reorganization.  Thus, no annual limitation will apply to use of the Acquired Fund’s capital loss carryovers, if any, as a result of the Reorganization.

After the Reorganization, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period for shares for federal income tax purposes.  You should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances.  You should also consult your tax advisor about the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

Shareholder Rights, Description of the Securities to be Issued
The Acquired Fund is organized as a series of the Pennsylvania Avenue Trust, which is a trust organized under the laws of the State of Delaware.  The Surviving Fund is organized as a separate series of the Quaker Trust, which is a Massachusetts business trust.  Each Fund is authorized to issue an unlimited number of shares of beneficial interest.  The shares of the Acquired Fund have no par value while the shares of the Surviving Fund have a par value of $0.01 per share.  The operations of the Acquired Fund and the Surviving Fund are governed by their trust documents; by-laws; and Delaware and Massachusetts state law, respectively.  Each Fund must also adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

Each of the Funds is governed by a board of trustees.  The composition of the boards of trustees differs between the two funds, both in terms of membership and the number of independent trustees.  Both Funds indemnify their respective trustees and officers against liabilities and expenses incurred in connection with their proceedings relating to their positions with the Funds, except if the trustee or officer would otherwise be subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Under Pennsylvania Avenue Trust’s trust agreement, the Acquired Fund’s shareholders have the power to vote only for: (a) the election of Trustees; (b) the removal of Trustees; (c) the approval of any investment advisory or management contract; (d) the termination of the Trust; (e) the amendment of the declaration of trust; and (f) such additional matters relating to the Pennsylvania Avenue Trust as may be required or authorized by law, the declaration of trust, or the by-laws or any registration of the Pennsylvania Avenue Trust with the SEC or any state, or as the Trustees may consider desirable.

Under Quaker Trust’s declaration of trust, the Surviving Fund’s shareholders have to the power to vote: (i) for the election Trustees; (ii) for the removal of Trustees; (iii) with respect to any contract as to which shareholder approval is required by the 1940 Act; (iv) with respect to certain amendments of the declaration of trust; (v) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Quaker Trust or its shareholders; (iv) with respect to such additional matters relating to the Quaker Trust as may be required by law, its declaration of trust, its by-laws, or any regulation of the Quaker Trust by the SEC or any state, or as the Trustees may consider desirable.

Neither Fund is required to hold an annual shareholder meeting.  A special meeting of the Acquired Fund may be called by its Board or upon the written request of shareholders owning at least 50% of the shares entitled to vote; a special meeting of the Surviving Fund may be called by its Board of Trustees or upon the shareholders of a series or class holding in the aggregate not less than 10% of the outstanding shares of such series or class.  If a shareholder meeting is held, the Funds have substantially similar notice, quorum, and voting requirements.  Both Funds typically require a majority vote of the shares present to decide any questions related to a particular matter, except a plurality shall elect a trustee.

ADDITIONAL INFORMATION ABOUT THE
SURVIVING FUND AND THE ACQUIRED FUND

Comparison of Portfolio Management
Thomas F. Kirchner, CFA, is the owner of Pennsylvania Avenue Advisers and has served as the Acquired Fund’s portfolio manager since its inception.  Upon completion of the Reorganization, Mr. Kirchner will join Quaker Funds, Inc. as the portfolio manager for the Surviving Fund.

Comparison of Fundamental Investment Policies
The fundamental investment restrictions of the Acquired Fund and the Surviving Fund are substantially similar.  The Funds’ fundamental investment restrictions relating to borrowing, loans, and concentration, however, do vary.  For example, while both Funds are prohibited from investing 25% or more of their respective assets in a particular industry, the Acquired Fund’s fundamental investment restriction states that wholly owned finance companies will be considered to be industries of their parents if their activities are primarily related to financing the activities of their parents and that utilities will be divided according to the services provided.  The Surviving Fund’s corresponding fundamental investment restriction does not explicitly address finance companies or utilities.  To assist in comparing the similarities and differences in the Funds’ fundamental investment restrictions, the following table describes in detail the fundamental investment restrictions for each Fund:

Fundamental Investment Restrictions
	Event-Driven Fund	Quaker Fund
Borrowing
The Fund may not borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and, (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets.

The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

Senior Securities	The Fund may not issue any senior securities, except as permitted under the 1940 Act.
The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Underwriting
The Fund may not act as an underwriter of securities within the meaning of the Securities Act except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate
The Fund may not purchase or sell real estate (including real estate limited partnership interests), except that (i) the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and (ii) the Fund may acquire interests in real estate as a result of a liquidation, restructuring or similar action of a security that the Fund invested in. The Adviser will attempt to dispose of such an interest as soon as practical.

The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Commodities
The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans
The Fund may not make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan.

The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration
The Fund may not purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

The Fund will not invest 25% or more of its total assets in a particular industry.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

Performance Information
The Surviving Fund will not commence investment operations until the closing of the Reorganization, and therefore does not have any performance information to disclose.  It is expected that as a result of the Reorganization, the Surviving Fund will succeed to the performance and financial history of the Acquired Fund.  Management’s discussion of fund performance for the Acquired Fund’s last fiscal year, which is included in the Acquired Fund’s Annual Report to Shareholders dated December 31, 2009, and which describes the Acquired Fund’s recent performance, is attached as Appendix B.

*           *           *

More information about the Acquired Fund and the Surviving Fund is included in: (i) the Acquired Fund’s Prospectus dated May 14, 2010 (as it may be amended), which is incorporated by reference herein and considered a part of this Proxy Statement/Prospectus; (ii) the Statement of Additional Information dated May 14, 2010 (as it may be amended) relating to the Acquired Fund’s Prospectus (iii) the Surviving Fund’s Prospectus dated May 7, 2010, which accompanies this Proxy Statement/Prospectus and is incorporated by reference and considered a part of this Proxy Statement/Prospectus; (iv) the Statement of Additional Information dated May 7, 2010 relating to the Surviving Fund’s Prospectus; and (v) the Statement of Additional Information dated May 20, 2010 relating to this Proxy Statement/Prospectus, which is incorporated by reference herein.

You may request free copies of the Acquired Fund’s Prospectus or Statement of Additional (including any supplement) by calling 1-888 642-6393 or by writing via U.S. mail to the Pennsylvania Avenue Funds, c/o Mutual Shareholder Services, LLC (“Mutual Shareholder Services”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.  You may request free copies of the Surviving Fund’s Statement of Additional Information or the Statement of Additional Information relating to this Proxy Statement/Prospectus, by calling (800) 220-8888, or by writing to Quaker Trust, c/o U.S. Bancorp Fund Services, LLC (“U.S. Bancorp Fund Services”), Milwaukee, WI 53201-0701.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the Quaker Trust with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement.  Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Surviving Fund and the shares offered.  Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

ADDITIONAL INFORMATION

Investment Adviser.  Pennsylvania Avenue Advisers, located at 260 Water Street, #3C, Brooklyn, NY, is the investment adviser for the Acquired Fund.  For its services to the Acquired Fund, Pennsylvania Avenue Advisers is entitled to a fee of 1.00% of the Fund’s average daily net assets,

The Surviving Fund’s investment manager is Quaker Funds, Inc., located at 309 Technology

Drive, Malvern, PA 19355.  Quaker Funds, Inc. manages the Surviving Fund and, for its services, Quaker Funds, Inc. is entitled to a fee of 1.30% of the Fund’s average daily net assets.

Principal Underwriter.  The Acquired Fund acts as its own principal underwriter.  Quasar Distributors, LLC (“Quasar”), located at 615 E. Michigan St., Milwaukee, WI 53202, serves as the Surviving Fund’s distributor.  As the distributor, it has agreed to use reasonable efforts to distribute the Fund’s Class A and Class C Shares.  Quasar is not obligated to sell any certain number of shares of the Surviving Fund, and does not receive any fee or other compensation from the Surviving Fund under its distribution agreement with the Surviving Fund other than the Rule 12b-1 fees received in connection with the sale of Class A and Class C Shares of the Surviving Fund.  Quasar is a wholly owned subsidiary of U.S. Bancorp and is affiliated with U.S. Bancorp Fund Services, which is the transfer agent for the Surviving Fund.

Fund Administration and Transfer Agency Services.  Mutual Shareholder Services serves as the Acquired Fund’s transfer, dividend paying, and shareholder servicing agent, and performs fund accounting and administration services for the Acquired Fund.  For all services provided under the fund accounting and administration services agreement, the Acquired Fund pays Mutual Shareholder Services a fee computed daily and paid monthly of a percentage of the Acquired Fund’s net assets.

Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, MA 02109, serves as the Surviving Fund’s fund accountant and administrator.  For its services, the Quaker Trust pays BBH an annual fee, paid monthly based on the aggregate average net assets, as determined by valuations made as of the close of business at the end of the month.  The Surviving Fund is charged its pro rata share of such expenses.  U.S. Bancorp Fund Services serves as the Surviving Fund’s transfer, dividend paying, and shareholder servicing agent.

Custodians.  Huntington National Bank, 41 S. High Street, Columbus, OH 43215, is custodian of the Acquired Fund’s investments.  For the custodial services, it receives a fee, paid monthly, based on the average net assets of the Acquired Fund, as determined by valuations made as of the close of business day of the month.

BBH serves as the custodian for the Surviving Fund’s assets.  For its services, BBH is paid a fee based on the NAV of the Fund and is reimbursed by the Trust for its disbursements, certain expenses and charges based on an out-of-pocket schedule agreed upon by BBH and the Quaker Trust from time to time.

Independent Registered Public Accounting Firm.  Sanville & Company, located at 1514 Old York Road, Abington, PA 19001, serves as the independent registered public accounting firm to the Acquired Fund.

PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm to the Surviving Fund.

FINANCIAL HIGHLIGHTS

The Acquired Fund’s annual financial statements for the fiscal year ended December 31, 2009 have been audited by Sanville & Company, independent public registered accounting firm, to the extent indicated in their reports thereon, and have been incorporated by reference into the Statement of Additional Information to this Proxy Statement/Prospectus in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.  A free copy of the Annual Report is available upon request as described on the first page of this Proxy Statement/Prospectus.

Because the Surviving Fund had not commenced operations as of the date of this Proxy Statement/Prospectus, there are no financial statements or financial highlights available for this Fund.

GENERAL INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting.  This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about May 21, 2010.  Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting.  If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.  Voting will also be permitted via telephone and internet. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised: (i) by filing a written notice of revocation with the Trust; (ii) by returning a duly executed proxy with a later date before the time of the Special Meeting, (iii) if a shareholder has executed a proxy but is present at the Special Meeting and wishes to vote in person, by notifying the Trust (without complying with any formalities) at any time before it is voted; or (iv) by revocation using any electronic, telephonic, computerized or other alternative means authorized by the Trustees for authorizing the proxy to act.  Being present at the meeting alone does not revoke a previously executed and returned proxy.  Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Agreement and Plan of Reorganization and the Reorganization contemplated thereby.

Solicitation of Votes
This proxy solicitation is being made by the Board of the Acquired Fund for use at the Special Meeting.  Quaker Funds, Inc. will bear the cost of this proxy solicitation.  In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.  The Acquired Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.  The Acquired Fund may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition to solicitations by mail, officers and employees of the Acquired Fund and Pennsylvania Avenue Advisers, without extra pay, may conduct additional solicitations by telephone, telecopy, and personal interviews.  The Acquired Fund has engaged Okapi Partners to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of $3,000, including out of pocket expenses, which will be borne as described below.  Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.  As the Special Meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of Okapi Partners if their votes have not yet been received.

Quorum
Only shareholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting.  With regard to the Acquired Fund, 40% of the Fund’s shares of stock outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum at the Special Meeting.

Vote Required
Provided that a quorum is present, the Plan must be approved by a majority vote, meaning the affirmative vote of the lesser of: (1) more than 50% of the outstanding voting securities of the Acquired Fund; or (2) 67% or more of the voting securities of the Acquired Fund present at the Special Meeting if the holders of more than 50% of the Acquired Fund’s outstanding voting securities are present or represented by proxy.

Effect of Abstentions and Broker “Non-Votes”
For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted.  For this reason, abstentions and broker non-votes will assist the Funds in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the subject proposals.

Adjournments
If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting at a later date.  If a quorum is present but there are not sufficient votes in favor of the Plan, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies concerning the Plan.  Any adjournment will require the affirmative vote of a majority of a Fund’s shares present at the session of the Special Meeting to be adjourned.  If an adjournment of the Special Meeting is proposed because there are not sufficient votes in favor of the Plan, the persons named as proxies will vote those proxies favoring the Plan in favor of adjournment, and will vote those proxies against the Plan against adjournment.

Record Date and Outstanding Shares
Only shareholders of record of the Acquired Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof.  At the close of business on the Record Date, the Acquired Fund had 364,542.102 Investor Class shares outstanding and entitled to vote.  As of the Record Date, no shares of the Adviser Class outstanding.

PRINCIPAL SHAREHOLDERS

As of the Record Date, the officers and Trustees of the Acquired Fund as a group owned or controlled 9.66% of the Acquired Fund.  As of the Record Date, the following shareholders owned, of record, or to the knowledge of the Acquired Fund, beneficially, 5% or more of the outstanding shares of the Acquired Fund.

Name and Address of Record or Beneficial Owner	Percentage of Acquired Fund
National Financial Svcs Co (For the benefit of its clients) 10 Salem Street Smithfield, RI 02917	30.72%
TD Ameritrade, Inc. (For the benefit of its clients) 1005 North Ameritrade Place Bellevue, NE 68005	27.09%
Jeffry King Revocable Trust 328 Applebrook Drive Malvern, PA 19355	5.07%
MG Trust Services (For the benefit of its clients) 700 17th Street #300 Denver, CO 80202	7.57%
Thomas Kirchner 260 Water St 3C Brooklyn, NY 11201	8.52%

The percentage of the Surviving Fund that would be owned by the above named shareholders upon consummation of the Reorganization is expected to be the same.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), made as of this [__] day of [________], 2010, by and between Quaker Investment Trust (the “Acquiring Trust”), a business trust created under the laws of the Commonwealth of Massachusetts, with its principal place of business at 309 Technology Drive, Malvern, PA 19355, on behalf of its series, the Quaker Event Arbitrage Fund (“Acquiring Fund”) and The Pennsylvania Avenue Funds (the “PA Trust”), a trust created under the laws of the State of Delaware, with its principal place of business at 260 Water Street, Brooklyn, NY 11201, on behalf of its series, the Pennsylvania Avenue Event-Driven Fund (“Acquired Fund”).  (The Acquiring Trust, on behalf of the Acquiring Fund, and the PA Trust, on behalf of the Acquired Fund, are hereinafter collectively referred to as the “parties”).  Quaker Funds, Inc., a Pennsylvania corporation, and Pennsylvania Avenue Advisers LLC, a District of Columbia limited liability company, join this Agreement solely for the purposes of Section 10.

PLAN OF REORGANIZATION

The reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) will consist of: (i) the acquisition by the Acquiring Trust on behalf of the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of beneficial interest, $0.01 par value per share, of the Acquiring Fund; (ii) the assumption by the Acquiring Trust on behalf of the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iv) the dissolution of the Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof and hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.  The Acquiring Fund will be a shell series, without assets or liabilities, created for the purpose of acquiring the assets and liabilities (as defined in Section 1 below) of the Acquired Fund.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	Sale and Transfer of Assets and Liabilities, Liquidation and
Dissolution of the Acquired Fund

(a)           Upon satisfaction of the conditions precedent described in Section 9 hereof, the PA Trust will convey, transfer and deliver to the Acquiring Trust on behalf of the Acquiring Fund, at the Closing, all of the then-existing assets of the Acquired Fund (the “Assets”).  In consideration thereof, the Acquiring Trust agrees at the Closing (i) that the Acquiring Fund shall assume and pay when due all obligations and liabilities of the Acquired Fund existing on or after the Effective Date of the Reorganization (as defined in Section 3 hereof), whether absolute, accrued, contingent or otherwise (but not including fees and expenses in connection with this Agreement to be paid by persons as provided in Section 10 hereof) (collectively, the “Liabilities”); and (ii) that the Acquiring Trust shall deliver to the PA Trust, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, with $0.01 par value per share, of the Acquiring Fund equal in number to the number of full and fractional shares of beneficial interest, without par value, of the Acquired Fund outstanding at the time of calculation of the Acquired Fund’s net asset value (“NAV”) as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc.

(“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof and hereinafter called the “Valuation Date”), which shall be the business day immediately preceding the Effective Date of the Reorganization.  The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).  The Acquiring Trust shall distribute to the Acquired Fund’s shareholders the shares of the Acquiring Fund in accordance with this Agreement and the resolutions of the Board of Trustees of the Acquiring Trust (the “Board of Trustees”) authorizing the transactions contemplated by this Agreement.

(b)           In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Acquiring Trust will establish an open account of the Acquiring Fund for each shareholder of the Acquired Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, with $0.01 par value per share, of the Acquiring Fund equal to the number of full and fractional shares of beneficial interest which such shareholder holds in the Acquired Fund at the time of calculation of the Acquired Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization.  Fractional shares of the Acquired Fund are, and fractional shares of the Acquiring Fund will be, carried to the third decimal place.  At the time of calculation of the Acquired Fund’s NAV on the Valuation Date, the NAV per share of the shares of the Acquiring Fund shall be deemed to be the same as the NAV per share of the shares of the Acquired Fund.  On the Effective Date of the Reorganization, each certificate, if any, representing shares of the Acquired Fund will be deemed to represent the same number of shares of the Acquiring Fund.  Simultaneously with the crediting of the shares of the Acquiring Fund to the shareholders of record of the Acquired Fund, the shares of the Acquired Fund held by such shareholders shall be cancelled.

(c)           Certificates representing shares of beneficial interest of the Acquiring Fund will not be issued to shareholders of the Acquired Fund irrespective of whether such shareholders hold their shares in certificated form.  Upon request, each shareholder of the Acquired Fund will have the right to deliver the shareholder’s share certificates of the Acquired Fund, if any, to the Acquiring Trust in exchange for book entries establishing the shareholder’s ownership of shares of the Acquiring Fund equal to the number of shares of the Acquired Fund owned by such shareholder; provided that, a shareholder need not deliver such share certificates to the Acquiring Trust unless the shareholder so desires and shall irrespective of any delivery of such share certificates receive ownership of shares of the Acquiring Fund equal to the number of shares of the Acquired Fund owned by such shareholder.  As soon as practicable following the Closing, the PA Trust shall dissolve the Acquired Fund.

2.	Valuation

(a)           The NAV of the Acquired Fund shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the PA Trust’s currently effective prospectus and statement of additional information with respect to the Acquired Fund.

(b)           The NAV of a share of beneficial interest of the Acquired Fund shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the PA Trust’s currently effective prospectus and statement of additional information with respect to the Acquired Fund.

3.	Closing and Valuation Date

(a)           The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets of the Acquired Fund to the Acquiring Trust on behalf of the Acquiring Fund in exchange for the assumption and payment, when due, by the Acquiring Fund of the Liabilities of the Acquired Fund; and (ii) the issuance and delivery of the Acquiring Fund’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions.  Subject to receipt of all necessary regulatory approvals and the final shareholder approval of this Agreement, the Closing shall occur on

[_______], 2010 or such other date as the officers of the parties may mutually agree, and shall be effective on the next business day following the Valuation Date (“Effective Date of the Reorganization”).  The Closing shall take place at the principal office of the Acquiring Trust, 309 Technology Drive, Malvern, PA 19355 at approximately 10:00 a.m. Eastern standard time on the Valuation Date.

(b)           Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Acquiring Trust or PA Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading on the NYSE shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund is practicable in the judgment of the Acquiring Trust and PA Trust.

(c)           The PA Trust shall provide, as of the Closing, for delivery of those Assets of the Acquired Fund to be transferred to the Custodian of the Acquiring Fund.  Also, the PA Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of the shares of beneficial interest of the Acquired Fund, and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates, if any, and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief.

(d)           The Acquiring Trust shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of the Acquiring Fund to be delivered at the Closing to said transfer agent registered in such manner as the PA Trust may request, or provide evidence satisfactory to the PA Trust in such manner as the PA Trust may request that such shares of beneficial interest of the Acquiring Fund have been registered in an open account of the Acquiring Fund on the books of the Acquiring Trust.

4.	Representations and Warranties by the PA Trust

The PA Trust represents and warrants to the Acquiring Trust that:

(a)           The PA Trust is a trust created under the laws of the State of Delaware on September 19, 2002 and is validly existing and in good standing under the laws of that State.  The PA Trust, of which the Acquired Fund is a series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the shares of the Acquired Fund issued and outstanding have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital.

(b)           The PA Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of the Acquired Fund.  Each outstanding share of the Acquired Fund is validly issued, fully paid, non-assessable, has full voting rights, and, except for any such shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable.

(c)           The financial statements appearing in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2009, audited by Sanville & Company, copies of which have been delivered to the Acquiring Trust copies of which will have been furnished to the Acquiring Trust, and the unaudited financial statements for the PA Trust for the most recent month ended prior to the Closing, copies of which will have been furnished to the Acquiring Trust, fairly present the financial position of the PA Trust as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis (with the exception, in the case of the unaudited financial statements, of the omission of footnotes).

(d)           The books and records of the PA Trust and the Acquired Fund, including FIN 48 workpapers and supporting statements, made available to the Acquiring Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the PA Trust and the Acquired Fund.

(e)           The statement of assets and liabilities of the Acquired Fund to be furnished by the PA Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the NAV of the Acquired Fund and each of the outstanding shares of beneficial interest of the Acquired Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(f)           At the Closing, the PA Trust will, on behalf of the Acquired Fund, have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(g)           The PA Trust has the necessary power and authority to conduct its business and the business of the Acquired Fund as such businesses are now being conducted.

(h)           The PA Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(i)           The PA Trust, on its own behalf and on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement, subject to approval of the Agreement and the Reorganization by the Board of Trustees of the PA Trust and, with respect to the Acquired Fund, by the shareholders of the Acquired Fund.  Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement has been validly authorized, executed and delivered by the PA Trust, on its own behalf and on behalf of the Acquired Fund, and this Agreement constitutes the legal, valid and binding obligation of the PA Trust and the Acquired Fund, enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

(j)           Neither the PA Trust nor the Acquired Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(k)           Neither the PA Trust nor the Acquired Fund has any unamortized or unpaid organizational fees or expenses.

(l)           The PA Trust has elected to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code, the Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and the consummation of the transactions contemplated by the Agreement will not cause the Acquired Fund to fail to be qualified as a RIC as of the Closing.

5.           Representations and Warranties by the Acquiring Trust

The Acquiring Trust represents and warrants to the PA Trust that:

(a)           The Acquiring Trust is a business trust created under the laws of the Commonwealth of Massachusetts on October 24, 1990 and is validly existing and in good standing under the laws of that Commonwealth.  The Acquiring Trust, of which the Acquiring Fund is a series, is duly registered under the 1940 Act as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing.

(b)           The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, with $0.01 par value, of the Acquiring Fund. Each outstanding share of the Acquiring Fund, if any, is fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable.  The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, non-assessable and freely transferable and have full voting rights.

(c)           At the Closing, shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are currently eligible for offering to the public, and there will be an unlimited number of shares of the Acquiring Fund registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

(d)           The Acquiring Trust has or will have at the time of Closing the necessary power and authority to conduct its business and the business of the Acquiring Fund as such businesses are then being conducted by the PA Trust and the Acquired Fund.

(e)           The Acquiring Trust is not a party to or obligated under any provision of its Amended Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(f)           The Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, has, or will have at the time of Closing, full power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement have been validly authorized, executed and delivered by the Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, and this Agreement constitutes the legal, valid and binding obligation enforceable against the Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

(g)           Neither the Acquiring Trust nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(h)           The Acquiring Fund is, and will be at the time of Closing, a shell series, without assets or liabilities, created for the purpose of acquiring the Assets and Liabilities of the Acquired Fund.

(j)           The Acquiring Trust has elected, or intends to elect, to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a RIC from and after the Closing.

6.	Representations and Warranties by the PA Trust and the Acquiring Trust

The PA Trust and the Acquiring Trust each represents and warrants to the other, with respect to itself and each of the Acquired Fund or Acquiring Fund, respectively, that:

(a)           Except as discussed in its currently effective prospectus as of the Closing, there are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement.  It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(b)           There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(c)           It has duly and timely filed, on behalf of the Acquired Fund or the Acquiring Fund, as appropriate, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to be filed by the Acquired Fund or Acquiring Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund or Acquiring Fund.  On behalf of the Acquired Fund and Acquiring Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports.  The amounts set up as provisions for Taxes in the books and records of the Acquired Fund or Acquiring Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Acquired Fund or Acquiring Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year.  To its knowledge, no return filed by it, on behalf of the Acquired Fund or Acquiring Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority.  As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund or Acquiring Fund, as appropriate.

(d)           All information provided to the PA Trust by the Acquiring Trust, and by the PA Trust to the Acquiring Trust, for inclusion in, or transmittal with, an Proxy Statement/Prospectus on Form N-14 with respect to this Agreement does not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(e)           Except in the case of the PA Trust with respect to the approval of the this Agreement and the Reorganization by the required vote of the Acquired Fund’s shareholders of the Agreement, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities laws or applicable state laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	Covenants of the PA Trust

(a)           The PA Trust covenants to operate the business of the Acquired Fund as currently conducted between the date hereof and the Closing.

(b)           The PA Trust undertakes that the PA Trust and the Acquired Fund will not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the applicable Acquired Fund’s shareholders.

(c)           The PA Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)           The PA Trust will at the Closing provide the Acquiring Trust with:

(i)           A statement of the respective tax basis of all investments to be transferred by the Acquired Fund to the Acquiring Fund;

(ii)           A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation,

(A) the name, address and taxpayer identification number of each shareholder of record,

(B) the number of shares of beneficial interest held by each shareholder,

(C) the dividend reinvestment elections applicable to each shareholder, and

(D) the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder,

for all of the shareholders of record of the Acquired Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief; and

(iii)           All FIN 48 workpapers and supporting statements pertaining to the PA Trust and Acquired Fund.

(e)           The Board of Trustees of the PA Trust shall take all actions reasonably necessary to obtain the approval from the Acquired Fund’s shareholders of the transactions contemplated therein.  The Board of Trustees of the PA Trust shall cause to be prepared, filed with the United States Securities and Exchange Commission (the “Commission”), and mailed to each shareholder of record of the Acquired Fund, an Proxy Statement/Prospectus on Form N-14 that complies in all material respects with the applicable provisions of the 1940 Act and the 1934 Act, and the respective rules and regulations thereunder.

(f)           The PA Trust shall supply to the Acquiring Trust, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.  In addition, the PA Trust shall supply a schedule of portfolio investments as of the Valuation Date.  The schedule of portfolio investments will present fairly the portfolio investments of the Acquired Fund as of the Valuation Date in conformity with generally accepted accounting principles applied on a consistent basis.  The statement of assets and liabilities and schedule of portfolio investments shall be certified by the treasurer of PA Trust as, to the best of his or her knowledge, as being in conformity with generally accepted accounting principles applied on a consistent basis.

8.           Covenants of the Acquiring Trust

(a)           The Acquiring Trust covenants that the shares of beneficial interest of the Acquiring Fund to be issued and delivered to the Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(b)           The Acquiring Trust covenants (i) to establish and organize the Acquiring Fund so that it may conduct its business in substantially the same manner as the business of the Acquired Fund is currently conducted between the date hereof and the Closing or (ii) to the extent that the Acquiring Fund will not be managed in substantially the same manner as the Acquired Fund, to seek the approval of shareholders of the Acquired Fund for any changes that are proposed for the Acquiring Fund only if such changes require approval under the 1940 Act.

(c)           The Acquiring Trust covenants that by the Closing, the federal and other Tax returns and reports required by law to be filed by it and the Acquiring Fund, if any, on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)           The Acquiring Trust will file with the Commission an Proxy Statement/Prospectus on Form N-14 under the 1933 Act (“Registration Statement”), relating to the shares of beneficial interest of the Acquiring Fund issuable hereunder, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable.  At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders’ approve the Agreement and Reorganization, and at the Closing, the prospectus and statement of additional information included in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

9.	Conditions Precedent to be Fulfilled by the PA Trust and the Acquiring Trust

The respective obligations of the PA Trust and the Acquiring Trust to effectuate this Agreement and the Reorganization hereunder shall be subject to the following respective conditions:

(a)           That (i) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (iii) the other party shall have delivered to such party a certificate to the foregoing effect signed by the President or Vice-President and by the Secretary or equivalent officer of the party.

(b)           That each party shall have delivered to the other party a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the party delivering the copy, and certified by the Secretary or equivalent officer of the party delivering the copy.

(c)           That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d)           That this Agreement, the Reorganization and the transactions contemplated hereby for the Acquired Fund shall have been approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)           That, unless the Acquired Fund has been advised by the Acquiring Fund that the Acquiring Fund will deliver an opinion of counsel that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Acquired Fund shall have declared on or prior to the Valuation Date and paid before the Closing Date a dividend or dividends with a record and ex-dividend date on or prior to such Valuation Date, which, together with all previous such dividends, shall have the effect of distributing to its shareholders (A) all of Acquired Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date and (B) all of Acquired Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such short taxable year (in each case after reduction for any capital loss carryover).

 (f)           That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a material adverse effect, or the risk thereof, on the assets and properties of the Acquired Fund and/or Acquiring Fund.

(g)           That prior to or at the Closing, the PA Trust and the Acquiring Trust, on behalf of the Acquiring Fund, shall each receive an opinion from Stradley Ronon Stevens & Young, LLP (“Stradley”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the Commonwealth of Massachusetts, the terms of this Agreement and in accordance with customary representations provided by the Acquiring Trust and the PA Trust in certificates delivered to Stradley, as to the Acquiring Fund and the Acquired Fund:

(i)           The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund, as provided for in the Agreement, in exchange for the Acquiring Fund shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Acquired Fund, should qualify as a reorganization within the meaning of Section 368(a)(1)(_) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii)           No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code;

(iii)           No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund pursuant to Section 1032(a) of the Code;

(iv)           No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund shares to its shareholders in complete liquidation of the Acquired Fund (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code;

(v)           The basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of these assets to the Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

(vi)           The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the period during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code;

(vii)           No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares solely for voting shares (including fractional shares to which they may be entitled) of the Acquiring Fund, pursuant to Section 354(a) of the Code;

(viii)           The basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the basis of the Acquired Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(ix)           The holding period of the Acquiring Fund shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code; and

(x)           The Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”) the items of Acquired Fund described in Section 381(c) of the Code as if there had been no reorganization.

(h)           That the Acquiring Trust shall have received an opinion in form and substance reasonably satisfactory to it from [_________________], counsel to the PA Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(i)           The PA Trust was formed as a trust under the laws of the State of Delaware on September 19, 2002, and is validly existing and in good standing under the laws of the State of Delaware;

(ii)           The PA Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the PA Trust and of the Acquired Fund; and assuming that the initial shares of beneficial interest of the Acquired Fund were issued in accordance with the 1940 Act and the Agreement and Declaration of Trust and By-Laws of the PA Trust, and that all other outstanding shares of the Acquired Fund were issued, sold and paid for in accordance with the terms of the Acquired Fund’s prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable;

(iii)           The PA Trust is an open-end management investment company registered as such under the 1940 Act;

(iv)           Except as disclosed in the Acquired Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the PA Trust, the unfavorable outcome of which would materially and adversely affect the PA Trust or the Acquired Fund;

(v)           To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the PA Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Ohio laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

(vi)           Neither the execution, delivery nor performance of this Agreement by the PA Trust violates any provision of its Amended and Restated Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the PA Trust is a party or by which the PA Trust is otherwise bound; and

(vii)           This Agreement has been validly authorized, executed and delivered by the PA Trust and represents the legal, valid and binding obligation of the PA Trust and is enforceable against the PA Trust in accordance with its terms.

In giving the opinions set forth above, [________________] may state that it is relying on certificates of the officers of the PA Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the PA Trust.

(i)           That the PA Trust shall have received an opinion in form and substance reasonably satisfactory to it from Stradley, counsel to the Acquiring Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(i)           The Acquiring Trust was formed as a business trust under the laws of the Commonwealth of Massachusetts on October 24, 1990, and is validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

(ii)           The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, with $0.01 par value per share, of the Acquiring Trust and of the Acquiring Fund.  Assuming that the initial shares of beneficial interest of the Acquiring Fund were issued in accordance with the 1940 Act and the Acquiring Trust’s Agreement and Declaration of Trust and By-Laws, and that all other shares of the Acquiring Fund will be issued, sold and paid for in accordance with the terms of the Acquiring Fund’s prospectus in effect at the time of such sales, each such outstanding share will be validly issued, fully paid, non-assessable and will have full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, will be freely transferable;

(iii)           The Acquiring Trust is an open-end management investment company registered as such under the 1940 Act;

(iv)           Except as disclosed in the Acquiring Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Acquiring Trust, the unfavorable outcome of which would materially and adversely affect the Acquiring Trust or the Acquiring Fund;

(v)           The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid, will be non-assessable by the Acquiring Trust or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

(vi)           To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Massachusetts laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws);

(vii)           Neither the execution, delivery nor performance of this Agreement by the Acquiring Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Acquiring Trust is a party or by which the Acquiring Trust is otherwise bound; and

(viii)           This Agreement has been validly authorized, executed and delivered by the Acquiring Trust and represents the legal, valid and binding obligation of the Acquiring Trust and is enforceable against the Acquiring Trust in accordance with its terms.

In giving the opinions set forth above, Stradley may state that it is relying on certificates of the officers of the Acquiring Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Trust.

(j)           That the Acquiring Trust’s Registration Statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(k)           That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Acquiring Trust with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the shares lawfully to be delivered to the shareholders of the Acquired Fund.

(l)           That at the Closing, the PA Trust, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets of the Acquired Fund and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

(m)           That, with respect to the Proxy Statement/Prospectus on Form N-14, prior to the filing of the Proxy Statement/Prospectus on Form N-14 and, with respect to the Acquiring Fund’s prospectus and statement of additional information, prior to the effective date of the post-effective amendment to the Acquiring Trust’s Registration Statement filed to register shares of the Acquiring Fund, the fund administrator/accountant for the PA Trust shall have provided to the Acquiring Trust’s fund administrator/accountant, to the satisfaction of the Acquiring Trust’s fund administrator/accountant, all the documents and data necessary to confirm the accuracy of the numerical information included in the Acquired Fund’s currently effective prospectus and statement of additional information, which numerical information will be included in the Proxy Statement/Prospectus on Form N-14 and the Acquiring Fund’s prospectus and statement of additional information in connection with the Reorganization, in order to ensure that such numerical information is materially complete.

10.           Fees and Expenses

The expenses relating to the proposed Reorganization will be borne by Quaker Funds, Inc. and Pennsylvania Avenue Advisers LLC, respectively.  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation, printing and distribution of the Proxy Statement/Prospectus on Form N-14 and post-effective amendment to the Acquiring Trust’s Registration Statement, legal fees and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus on Form N-14 and post-effective amendment, expenses of holding shareholder meetings, if any, and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	Termination; Waiver; Order

(a)           Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing as follows:

(1)           by mutual consent of the PA Trust and the Acquiring Trust;

(2)           by the Acquiring Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Acquiring Trust; or

(3)           by the PA Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the PA Trust.

(b)           If the transactions contemplated by this Agreement have not been consummated by [_________], 2010, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both the PA Trust and the Acquiring Trust.

(c)           In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the PA Trust or the Acquiring Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

(d)           At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the PA Trust or the Acquiring Trust, respectively (whichever is entitled to the benefit thereof).  Such waiver shall be in writing and authorized by an officer of the waiving party.  The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

(e)           The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither the PA Trust nor the Acquiring Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing.  This provision shall not protect any officer, trustee, agent or shareholder of the PA Trust or the Acquiring Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f)           If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the PA Trust or the Board of Trustees of the Acquiring Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

12.           Liability of the Acquiring Trust and the PA Trust

(a)      Each party acknowledges and agrees that all obligations of the Acquiring Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series of the Acquiring Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the PA Trust nor the Acquired Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Acquiring Trust, the trustees, officers, employees or agents of the Acquiring Trust, or any of them.

(b)      Each party acknowledges and agrees that all obligations of the PA Trust under this Agreement are binding only with respect to the Acquired Fund; that any liability of the PA Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; that no other series of the PA Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Acquiring Trust nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of the PA Trust, the trustees, officers, employees or agents of the PA Trust, or any of them.

13.           Cooperation and Exchange of Information

The Acquiring Trust and the PA Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any tax position.  Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

14.           Entire Agreement and Amendments

This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for.  This Agreement may be amended only by mutual consent of the parties in writing.  Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

15.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

16.           Notices

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

The PA Trust:

The Pennsylvania Avenue Funds
260 Water Street
Brooklyn, NY 11201
Attn: Thomas Kirchner

To the Acquiring Trust:

Quaker Investment Trust
309 Technology Drive
Malvern, PA 19355
Attn: Timothy Richards

With a copy (which shall not constitute notice) to:

Stradley Ronon Stevens & Young, LLP
2005 Market Street, 26th Floor
Philadelphia, PA 19103
Attn: Jonathan M. Kopcsik

17.           Governing Law

This Agreement shall be governed by and carried out in accordance with the laws of the State of Massachusetts without regard to its principles of conflicts of laws.

18.           Effect of Facsimile Signature

A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

19.           Publicity

Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

20.           Confidentiality

(a) The parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the parties  agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

21.           Headings

The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the PA Trust and the Acquiring Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

The Pennsylvania Avenue Funds, on behalf of the Acquired Fund

By: _________________________________

Name: _________________________________

Title: _________________________________

Quaker Investment Trust, on behalf of the Acquiring Fund

By:  _________________________________

Name: _________________________________

Title: _________________________________

Solely for purposes of Section 10

Pennsylvania Avenue Advisers LLC

By: _________________________________

Name:_________________________________

Title:_________________________________

Solely for purposes of Section 10

Quaker Funds, Inc.

By: _________________________________

Name: _________________________________

Title: _________________________________

APPENDIX B

Management’s Discussion of Performance
as excerpted from the Pennsylvania Avenue Fund’s Annual Report to Shareholders
for the Period Ended December 31, 2009

Dear Shareholder,

The Pennsylvania Avenue Event-Driven Fund returned 27.84% during the year 2009, which compares favorably with a total return of 26.46% for the S&P 500 index including dividends.  I am pleased in particular with the Fund outperformance and relative stability during the drop in the stock market in the first quarter.

The fund benefited from a general recovery of the equity market in several ways. First, merger activity picked up in the later part of 2009 as confidence returned and equity valuations remained still low. Second, some positions that we held in anticipation of an acquisition recovered from their 2008 and March 2009 lows to more reasonable levels, and in some cases exceeded the prices at which we acquired them.

In the last few months there have been several instances where merger consideration was increased when shareholders were dissatisfied with the price offered by the buyer. One such example that worked to the Fund's advantage is the acquisition of Hiland Partners and Hiland Holdings. When it became clear that an insufficient number of shareholders was voting in favor of the transaction the buyer increased the consideration by up to 33%. Kraft's acquisition of Cadbury's is another example that, unlike Hiland, made headlines because of the large size of the companies involved. Many merger arbitrageurs consider hostile acquisitions very risky. However, the also provide excellent return potential as long as investors are careful not to overpay. With the continued strong showing of equity markets there appears to be a climate now in which investors expect increases or competitive bidders to emerge in many announced mergers. As a result, a large number of merger targets trades above the acquisition price immediately after the announcement. Although there is no doubt that some companies will see an increase in the merger price this irrational exuberance is likely to be a costly mistake for speculative buyers who lack  a good understanding of merger arbitrage.

Distressed securities also performed exceptionally well during the year. One of the most successful distressed investments were the bonds of General Growth Properties. This company had sufficient cash flow to cover its interest payments but had to declare bankruptcy when some of its financing came due and it was unable to refinance given the difficult conditions in the debt markets. The Fund was able to acquire the bonds at a fraction of their face value in the first half of the year. Toward the end of the year the value of these bonds had increased to only a small discount to par. Overall, however, there were fewer such extraordinary opportunities in distressed securities than I had anticipated.

The Fund continues to make investments in capital structure arbitrage but has not made new allocations to proxy fights recently. Proxy fight investments tend have a high beta, in financial parlance, and I am reluctant to enter such positions at current levels of the market.

The following chart shows the allocation of the Fund's assets on December 31st, 2009 by strategy:

I thank all investors for their continued support.

Yours sincerely,

Thomas Kirchner

Top 10 Holdings
Beazer Homes USA 6.875% 07/15/2015	5.19%
Facet Biotech Corp.	4.21%
ON2 Technologies	4.18%
Marvel Enterprises	3.71%
IMS Health, Inc.	3.61%
OpenTV Corp .	2.80%
EDCI Holdings Inc.	2.62%
Lennar Corp. Class B	2.36%
US Bancorp Float Rate Shares	2.11%
Candela Corp.	1.85%
Total	32.64%

Performance Illustration
December 31, 2009

Period	Investor Class	Adviser Class (*)	S&P 500
One year through December 31, 2009	27.84%	21.21%	26.46%
Three years through December 31, 2009 (**)	(1.73)%	(3.64)%	(5.62)%
Five years through December 31, 2009 (**)	3.48	2.17%	0.41%
Since inception (**)	7.58%	6.42%	3.31%

(*) Adviser Class returns reflect 5% sales load.

(**) Annualized

Past performance does not predict future performance. The graph and table do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The total return of the S&P 500 Total Return Index assumes daily reinvestment of dividends. Because no assets were allocatable to the Adviser Class during the year, Adviser Class returns are derived from Investor Class returns and adjusted by the difference in expenses.

Quaker® Investment Trust

309 Technology Drive
Malvern, Pennsylvania 19355
(800) 220-8888

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets and Liabilities of:

PENNSYLVANIA AVENUE EVENT-DRIVEN FUND
a series of Pennsylvania Avenue Funds
260 Water Street, #3C
Brooklyn, NY 11201-1290

By and in exchange for Shares of

QUAKER EVENT ARBITRAGE FUND
a series of Quaker Investment Trust
309 Technology Drive
Malvern, Pennsylvania 19355

May 20, 2010

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated May 20, 2010 relating specifically to the reorganization of the Pennsylvania Avenue Event-Driven Fund into the Quaker Event Arbitrage Fund (the “Prospectus”).  Copies of the Prospectus may be obtained at no charge by calling the Trust at (800) 220-8888.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.  The reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

GENERAL INFORMATION

This SAI and the Prospectus are related to the acquisition of all of the assets of the Pennsylvania Avenue Event-Driven Fund (the “Acquired Fund”) series of Pennsylvania Avenue Funds by the Quaker Event Arbitrage Fund (the “Surviving Fund”) series of Quaker Investment Trust and the assumption by the Surviving Fund of the liabilities of the Acquired Fund.  Such assets are proposed to be exchanged for shares of the Surviving Fund having an aggregate value equal to the net asset value of the Acquired Fund’s shares on the Closing Date.  On the Closing Date, the Acquired Fund will distribute the Surviving Fund shares to each of its shareholders in an amount equal in value to the shareholder’s Acquired Fund shares as of the last business day prior to the Closing Date in complete liquidation of the Acquired Fund (collectively, the “Reorganization”).

INCORPORATION BY REFERENCE

This SAI incorporates by reference the following documents:

1.      Statement of Additional Information dated May 14, 2010 with respect to the Acquired Fund (previously filed on EDGAR, Accession No. 0001162044-09-000155).

2.      The audited financial statements and related report of the independent public accounting firm included in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2009 (previously filed on EDGAR, Accession No. 0001162044-10-000174).

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial information has not been prepared for the reorganization of the Acquired Fund into the Surviving Fund because the Acquired Fund will be reorganized into the Surviving Fund, which is a newly organized series of Quaker Investment Trust with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Acquired Fund.